UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2006

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas	0-6253	71-0407808
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Main Street, Pine Bluff, Arkansas	71601
(Address of principal executive offices)	(Zip Code)

(870) 541-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM: 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following is the text of a press release issued by the registrant at 8:15 A.M. Central Time on April 20, 2006.

SIMMONS FIRST ANNOUNCES FIRST QUARTER EARNINGS

Pine Bluff, AR - Simmons First National Corporation (NASDAQ NM: SFNC) today announced first quarter earnings for the period ended March 31, 2006. Net income for the quarter was $6.0 million, an increase of $128,000 over the first quarter of 2005. Diluted earnings per share were $0.41 for the first quarter of 2006 compared to $0.40 per share for the same period in 2005, an increase of 2.5%.

“Given the current interest rate environment, we are pleased with the Company’s performance for the first quarter,” said J. Thomas May, Chairman and Chief Executive Officer. “While earnings increased modestly over the same period last year, we did report record first quarter earnings, solid loan growth, and a reduced provision for loan losses resulting from the improvements in asset quality. Also, non-interest expense increased only moderately through disciplined expense control, even with the full impact of adding six new financial centers since the first quarter of 2005.”

On a quarter over quarter basis, the Company’s net interest margin decreased 12 basis points to 4.05%. This decrease in the net interest margin can be attributed to the increase in the cost of funds resulting from deposit repricing, coupled with the effect of the flat yield curve. “We expect to see continuing competitive pressure in deposit repricing in the short term, and we anticipate slight margin compression for the balance of 2006,” stated Mr. May.

The Company’s loan portfolio totaled $1.7 billion at March 31, 2006, an increase of $105 million, or 6.6% over the same period last year. The growth was primarily attributable to increased demand in the commercial and real estate loan portfolios. Deposits were $2.1 billion at March 31, 2006, an $85 million, or 4.3% increase from March 31, 2005.

Total assets for the Company were $2.5 billion at March 31, 2006, an increase of $96 million over the quarter ended March 31, 2005. Stockholders’ equity at March 31, 2006 was $245 million, a $12.9 million increase from March 31, 2005.

Asset quality for the first quarter continued to strengthen as non-performing assets decreased by $2.8 million from the same period last year, a 21% decrease. Non-performing loans to total loans improved to 0.52% from 0.75% from the same period last year, while the allowance for loan losses improved to 301% of non-performing loans as of March 31, 2006, compared to 223% as of March 31, 2005. At quarter end, the allowance for loan losses equaled 1.56% of total loans. The Company’s annualized net charge-offs to total loans for the first quarter of 2006 was 0.15%. Excluding credit cards, the annualized net charge-offs to total loans for the first quarter was 0.07%.

Simmons First National Corporation is an Arkansas based financial holding company with eight community banks in Pine Bluff, Lake Village, Jonesboro, Rogers, Searcy, Russellville, El Dorado and Hot Springs, Arkansas. The Company’s eight banks conduct financial operations from 82 offices, of which 80 are financial centers, in 46 communities.

CONFERENCE CALL

Management will conduct a conference call to review this information at 3:00 p.m. Central Time on Thursday, April 20, 2006. Interested parties can listen to this call by calling 1-800-854-4175 (United States and Canada only) and asking for the Simmons First National Corporation conference call. A recorded playback of the call will be available the next morning by calling 1-800-642-1687. The passcode for this playback is 6932160 and the recording will be available through the end of business April 30, 2006. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsfirst.com under the “webcast” icon.

GENERAL

Statements in this press release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements of this type speak only as of the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand and changes in the assumptions used in making the forward-looking statements, could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corporation’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

####

FOR MORE INFORMATION CONTACT:
ROBERT A. FEHLMAN
Executive Vice President and Chief Financial Officer
Simmons First National Corporation
(870) 541-1231

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2006	2005	2005	2005	2005
(In thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$89,400	$75,461	$83,088	$73,169	$67,615
Interest bearing balances due from banks	34,200	14,397	48,206	27,861	22,030
Federal funds sold	8,620	11,715	16,825	43,230	56,580
Cash and cash equivalents	132,220	101,573	148,119	144,260	146,225

Investment securities - held-to-maturity	148,733	150,299	151,123	149,293	147,644
Investment securities - available-for-sale	380,617	371,490	388,848	400,451	411,340
Mortgage loans held for sale	6,853	7,857	9,417	8,361	11,641
Assets held in trading accounts	4,646	4,631	4,731	4,680	4,718

Loans	1,691,020	1,718,107	1,709,372	1,662,337	1,586,483
Allowance for loan losses	(26,463)	(26,923)	(27,330)	(27,013)	(26,422)
Net loans	1,664,557	1,691,184	1,682,042	1,635,324	1,560,061

Premises and equipment	65,040	63,360	61,354	59,086	57,685
Foreclosed assets held for sale, net	1,666	1,540	2,120	1,482	1,340
Interest receivable	17,066	18,754	18,555	15,705	15,276
Bank owned life insurance	33,570	33,269	32,952	32,673	7,410
Goodwill	60,605	60,605	60,454	60,454	60,454
Core deposit premiums	4,822	5,029	5,207	5,414	5,621
Other assets	18,075	14,177	12,120	13,202	13,095

TOTAL ASSETS	$2,538,470	$2,523,768	$2,577,042	$2,530,385	$2,442,510

LIABILITIES
Non-interest bearing transaction accounts	$328,477	$331,113	$305,506	$308,543	$296,347
Interest bearing transaction accounts and savings deposits	757,368	749,925	758,906	777,820	773,365
Time deposits less than $100,000	618,790	614,742	606,025	563,189	562,171
Time deposits greater than $100,000	389,021	364,178	377,290	376,739	376,478
Total deposits	2,093,656	2,059,958	2,047,727	2,026,291	2,008,361
Federal funds purchased and securities
sold under agreements to repurchase	91,817	107,223	92,320	122,255	89,991
Short-term debt	2,245	8,031	92,747	36,851	907
Long-term debt - at parent company	4,000	4,000	4,000	6,000	6,000
Long-term FHLB debt - at affiliate banks	48,163	52,090	52,066	52,854	55,583
Subordinated debt issued to capital trusts	30,930	30,930	30,930	30,930	30,930
Accrued interest and other liabilities	22,448	17,451	16,081	16,512	18,466
TOTAL LIABILITIES	2,293,259	2,279,683	2,335,871	2,291,693	2,210,238

STOCKHOLDERS' EQUITY
Capital stock	143	143	143	144	144
Surplus	51,380	53,723	54,429	55,608	56,315
Undivided profits	198,287	194,579	190,047	184,865	180,075
Accumulated other comprehensive income (loss)
Unrealized appreciation (depreciation) on AFS securities	(4,599)	(4,360)	(3,448)	(1,925)	(4,262)
TOTAL STOCKHOLDERS' EQUITY	245,211	244,085	241,171	238,692	232,272

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,538,470	$2,523,768	$2,577,042	$2,530,385	$2,442,510

Simmons First National Corporation					SFNC
Consolidated Average Quarter-to-Date Balance Sheets
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2006	2005	2005	2005	2005
(In thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$77,676	$85,534	$78,418	$77,007	$77,862
Interest bearing balances due from banks	27,968	16,426	16,384	15,765	35,027
Federal funds sold	16,235	6,353	29,375	35,157	52,022
Cash and cash equivalents	121,879	108,313	124,177	127,929	164,911

Investment securities - held-to-maturity	147,697	147,779	150,654	149,038	149,986
Investment securities - available-for-sale	378,026	384,346	390,580	412,101	404,127
Mortgage loans held for sale	6,570	8,056	11,395	9,425	8,532
Assets held in trading accounts	4,632	4,688	4,711	4,696	4,234

Loans	1,696,855	1,714,132	1,689,883	1,626,513	1,575,329
Allowance for loan losses	(27,589)	(27,308)	(27,512)	(26,859)	(27,004)
Net loans	1,669,266	1,686,824	1,662,371	1,599,654	1,548,325

Premises and equipment	64,560	62,633	60,497	58,320	57,538
Foreclosed assets held for sale, net	1,738	2,028	1,870	1,420	1,468
Interest receivable	18,030	19,121	17,038	15,301	14,398
Bank owned life insurance	33,408	33,102	32,832	24,823	3,593
Goodwill	60,605	60,554	60,454	60,454	60,454
Core deposit premiums	4,942	5,138	5,326	5,534	5,745
Other assets	12,046	11,718	12,809	12,104	15,554

TOTAL ASSETS	$2,523,399	$2,534,300	$2,534,714	$2,480,799	$2,438,865

LIABILITIES
Non-interest bearing transaction accounts	$316,118	$314,491	$303,387	$300,909	$296,921
Interest bearing transaction accounts and savings deposits	747,046	748,902	751,877	778,516	771,301
Time deposits less than $100,000	618,730	612,344	584,009	561,898	556,878
Time deposits greater than $100,000	378,426	372,170	372,549	373,352	369,372
Total deposits	2,060,320	2,047,907	2,011,822	2,014,675	1,994,472
Federal funds purchased and securities
sold under agreements to repurchase	109,299	109,065	92,508	108,519	98,499
Short-term debt	5,744	30,435	82,463	13,098	992
Long-term debt	83,961	85,808	88,242	91,045	93,365
Accrued interest and other liabilities	18,011	16,859	18,120	16,271	14,711
TOTAL LIABILITIES	2,277,335	2,290,074	2,293,155	2,243,608	2,202,039

TOTAL STOCKHOLDERS' EQUITY	246,064	244,226	241,559	237,191	236,826

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$2,523,399	$2,534,300	$2,534,714	$2,480,799	$2,438,865

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2006	2005	2005	2005	2005
(In thousands, except per share data)
INTEREST INCOME
Loans	$30,087	$30,425	$29,225	$27,175	$25,413
Federal funds sold	175	63	262	273	327
Investment securities	4,830	4,751	4,693	4,659	4,574
Mortgage loans held for sale, net of unrealized gains (losses)	100	131	168	134	119
Assets held in trading accounts	25	24	25	25	25
Interest bearing balances due from banks	297	162	119	103	196
TOTAL INTEREST INCOME	35,514	35,556	34,492	32,369	30,654
INTEREST EXPENSE
Time deposits	8,724	8,051	7,031	6,071	5,278
Other deposits	2,544	2,268	2,015	1,859	1,635
Federal funds purchased and securities
sold under agreements to repurchase	1,104	1,016	815	728	545
Short-term debt	96	311	646	130	14
Long-term debt	1,094	1,095	1,113	1,104	1,089
TOTAL INTEREST EXPENSE	13,562	12,741	11,620	9,892	8,561
NET INTEREST INCOME	21,952	22,815	22,872	22,477	22,093
Provision for loan losses	1,708	1,630	1,736	1,939	2,221
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	20,244	21,185	21,136	20,538	19,872
NON-INTEREST INCOME
Other assets	1,367	1,425	1,430	1,349	1,385
Service charges on deposit accounts	3,763	4,097	4,154	4,153	3,414
Other service charges and fees	658	507	472	454	584
Income on sale of mortgage loans, net of commissions	676	698	827	712	682
Income on investment banking, net of commissions	107	51	146	161	58
Credit card fees	2,458	2,709	2,619	2,584	2,340
Premiums on sale of student loans	736	251	295	642	634
Bank owned life insurance income	289	304	312	218	20
Other income	558	636	485	724	954
Gain (loss) on sale of securities, net of taxes	-	-	-	(168)	-
TOTAL NON-INTEREST INCOME	10,612	10,678	10,740	10,829	10,071
NON-INTEREST EXPENSE
Salaries and employee benefits	13,505	13,039	12,703	12,697	12,831
Occupancy expense, net	1,520	1,527	1,483	1,394	1,436
Furniture and equipment expense	1,418	1,482	1,421	1,406	1,449
Loss on foreclosed assets	33	31	57	55	48
Deposit insurance	69	65	72	69	73
Other operating expenses	5,580	5,835	5,490	5,343	5,578
TOTAL NON-INTEREST EXPENSE	22,125	21,979	21,226	20,964	21,415
NET INCOME BEFORE INCOME TAXES	8,731	9,884	10,650	10,403	8,528
Provision for income taxes	2,743	3,059	3,316	3,460	2,668
NET INCOME	$5,988	$6,825	$7,334	$6,943	$5,860
BASIC EARNINGS PER SHARE	$0.42	$0.48	$0.51	$0.48	$0.41
DILUTED EARNINGS PER SHARE	$0.41	$0.47	$0.50	$0.47	$0.40

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2006	2005	2005	2005	2005
(In thousands)
Tier 1 capital
Stockholders' equity	$245,211	$244,085	$241,171	$238,692	$232,272
Trust preferred securities, net allowable	30,000	30,000	30,000	30,000	30,000
Disallowed intangible assets, net of def. tax	(65,084)	(65,047)	(65,271)	(65,452)	(65,718)
Unrealized loss (gain) on AFS securities	4,599	4,360	3,448	1,925	4,262
Other	-	-	-	-	-

Total Tier 1 capital	214,726	213,398	209,348	205,165	200,816

Tier 2 capital
Qualifying unrealized gain on AFS securities	317	338	357	415	206
Qualifying allowance for loan losses	21,468	21,815	21,952	21,157	20,107

Total Tier 2 capital	21,785	22,153	22,309	21,572	20,313

Total risk-based capital	$236,511	$235,551	$231,657	$226,737	$221,129

Risk weighted assets	$1,716,446	$1,740,005	$1,750,783	$1,686,669	$1,602,295

Adjusted average assets for leverage ratio	$2,465,348	$2,475,659	$2,473,854	$2,420,348	$2,379,954

Other assets
Leverage ratio	8.71%	8.62%	8.46%	8.48%	8.44%
Tier 1 capital	12.51%	12.26%	11.96%	12.16%	12.53%
Total risk-based capital	13.78%	13.54%	13.23%	13.44%	13.80%

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2006	2005	2005	2005	2005
(In thousands)
Loan Portfolio - End of Period
Consumer
Credit cards	$129,833	$143,058	$138,077	$141,398	$141,793
Student loans	91,090	89,818	89,759	75,565	87,745
Other consumer	140,958	138,051	136,626	131,210	127,245
Real Estate
Construction	242,145	238,898	227,063	207,136	186,526
Single-family residential	341,795	340,847	338,466	336,413	323,874
Other commercial	473,559	479,684	462,978	489,880	480,653
Unearned income	(5)	(8)	(8)	(9)	(10)
Commercial
Commercial	181,174	184,920	177,682	161,474	165,946
Agricultural	59,944	68,761	105,107	83,071	53,927
Financial institutions	16,158	20,499	21,219	21,979	999
Other	14,369	13,579	12,403	14,220	17,785

Total Loans	$1,691,020	$1,718,107	$1,709,372	$1,662,337	$1,586,483

Investment Securities - End of Period

Held-to-Maturity
Other assets	$1,003	$1,004	$2,007	$2,012	$3,016
U.S. Government agencies	32,000	28,000	25,999	25,999	23,500
Mortgage-backed securities	180	187	197	212	279
State and political subdivisions	113,512	117,148	120,424	118,586	118,376
Other securities	2,038	3,960	2,496	2,484	2,473
Total held-to-maturity	148,733	150,299	151,123	149,293	147,644
Available-for-Sale
U.S. Treasury	10,201	10,887	17,363	20,092	23,006
U.S. Government agencies	350,688	340,990	346,309	355,534	364,227
Mortgage-backed securities	3,264	3,309	3,442	3,786	3,744
State and political subdivisions	2,139	3,053	3,169	3,589	4,194
FHLB stock	6,150	6,044	11,320	10,137	7,705
Other securities	8,175	7,207	7,245	7,313	8,464
Total available-for-sale	380,617	371,490	388,848	400,451	411,340

Total investment securities	$529,350	$521,789	$539,971	$549,744	$558,984

Fair Value - HTM investment securities	$147,589	$149,173	$151,192	$150,169	$147,287

Investment Securities - QTD Average

Taxable securities	$409,238	$412,483	$419,204	$439,010	$429,674
Tax exempt securities	116,485	119,642	122,030	122,129	124,439

Total investment securities - QTD average	$525,723	$532,125	$541,234	$561,139	$554,113

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2006	2005	2005	2005	2005
(In thousands)
Allowance for Loan Losses
Balance, beginning of quarter	$26,923	$27,330	$27,013	$26,422	$26,508

Loans charged off
Credit cards	593	1,455	1,157	1,158	1,180
Other consumer	272	299	341	356	244
Real estate	260	262	444	222	120
Commercial	209	532	1,217	520	1,420
Total loans charged off	1,334	2,548	3,159	2,256	2,964

Recoveries of loans previously charged off
Credit cards	236	192	245	216	179
Other consumer	153	131	214	159	132
Real estate	198	46	128	47	30
Commercial	104	142	1,153	486	316
Total recoveries	691	511	1,740	908	657
Net loans charged off	643	2,037	1,419	1,348	2,307
Reclass to reserve for unfunded commitments	(1,525)	-	-	-	-
Allowance for loan losses on acquisitions	-	-	-	-	-
Provision for loan losses	1,708	1,630	1,736	1,939	2,221
Balance, end of quarter	$26,463	$26,923	$27,330	$27,013	$26,422

Non-performing assets
Non-performing loans
Nonaccrual loans
Real estate	$4,497	$5,598	$6,069	$6,947	$7,360
Commercial	1,328	602	1,026	795	1,582
Consumer	1,005	1,096	1,193	1,167	1,292
Total nonaccrual loans	6,830	7,296	8,288	8,909	10,234
Loans past due 90 days or more	1,974	1,131	1,181	1,199	1,615
Total non-performing loans	8,804	8,427	9,469	10,108	11,849

Other non-performing assets
Foreclosed assets held for sale	1,666	1,540	2,120	1,482	1,340
Other non-performing assets	11	16	78	51	64
Total other non-performing assets	1,677	1,556	2,198	1,533	1,404

Total non-performing assets	$10,481	$9,983	$11,667	$11,641	$13,253

Ratios
Allowance for loan losses to total loans	1.56%	1.57%	1.60%	1.63%	1.67%
Allowance for loan losses to
non-performing loans	300.58%	319.48%	288.63%	267.24%	222.99%
Allowance for loan losses to
non-performing assets	252.49%	269.69%	234.25%	232.05%	199.37%
Non-performing assets ratio *	0.62%	0.58%	0.68%	0.70%	0.83%
Non-performing loans to total loans	0.52%	0.49%	0.55%	0.61%	0.75%
Non-performing assets to total assets	0.41%	0.40%	0.45%	0.46%	0.54%
Annualized net charge offs to total loans	0.15%	0.47%	0.33%	0.33%	0.58%
Annualized net charge offs to total loans
(excluding credit cards)	0.07%	0.20%	0.13%	0.11%	0.36%

* Non-performing assets ratio = ( non-performing loans + foreclosed assets) / ( total loans + foreclosed assets)

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
(Unaudited)	2006	2005	2005	2005	2005
(In thousands, except share data)
QUARTER-TO-DATE
Diluted earnings per share	$0.41	$0.47	$0.50	$0.47	$0.40
Operating earnings (excludes nonrecurring items)	5,988	6,825	7,334	6,943	5,860
Diluted operating earnings per share	0.41	0.47	0.50	0.47	0.40
Cash dividends declared per common share	0.16	0.16	0.15	0.15	0.15
Cash dividends declared - amount	2,280	2,293	2,152	2,154	2,158
Return on average stockholders' equity	9.87%	11.09%	12.05%	11.74%	10.04%
Return on average assets	0.96%	1.07%	1.15%	1.12%	0.97%
Net interest margin (FTE)	4.05%	4.10%	4.10%	4.15%	4.17%
FTE Adjustment - investments	695	701	714	720	756
FTE Adjustment - loans	85	88	89	83	83
Amortization of intangibles	207	208	207	207	207
Amortization of intangibles, net of taxes	130	131	130	130	131
Average shares outstanding	14,265,085	14,329,026	14,357,059	14,365,441	14,450,533
Shares repurchased	89,500	29,458	44,835	35,660	261,500
Average price of repurchased shares	28.12	27.81	27.39	24.17	25.95
Average earning assets	2,277,983	2,281,780	2,292,982	2,252,695	2,229,257
Average interest bearing liabilities	1,943,206	1,958,724	1,971,648	1,926,428	1,890,407

YEAR-TO-DATE
Other assets	$0.41	$1.84	$1.37	$0.87	$0.40
Operating earnings (excludes nonrecurring items)	5,988	26,962	20,137	12,803	5,860
Diluted operating earnings per share	0.41	1.84	1.37	0.87	0.40
Cash dividends declared per common share	0.16	0.61	0.45	0.30	0.15
Return on average stockholders' equity	9.87%	11.24%	11.29%	10.89%	10.04%
Return on average assets	0.96%	1.08%	1.08%	1.05%	0.97%
Net interest margin (FTE)	4.05%	4.13%	4.14%	4.16%	4.17%
FTE Adjustment - investments	695	2,891	2,190	1,476	756
FTE Adjustment - loans	85	343	255	166	83
Amortization of intangibles	207	829	621	414	207
Amortization of intangibles, net of taxes	130	522	391	261	131
Average shares outstanding	14,265,085	14,375,005	14,385,842	14,407,752	14,450,533
Diluted shares outstanding	274,270	311,922	297,548	304,431	327,079
Average earning assets	2,277,983	2,264,402	2,258,545	2,241,040	2,229,257
Average interest bearing liabilities	1,943,206	1,937,085	1,929,791	1,908,517	1,890,407

END OF PERIOD
Book value	$17.19	$17.04	$16.82	$16.63	$16.15
Shares outstanding	14,264,144	14,326,923	14,337,803	14,353,963	14,381,434
Full-time equivalent employees	1,111	1,110	1,099	1,094	1,083
Total number of ATM's	87	86	83	81	80
Total number of financial centers	80	79	77	76	75
Parent company only - investment in subsidiaries	267,732	265,714	263,991	262,020	259,425
Parent company only - intangible assets	133	133	133	133	133

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SIMMONS FIRST NATIONAL CORPORATION

Date: April 20, 2006	/s/ Robert A. Fehlman
Robert A. Fehlman, Executive Vice President and Chief Financial Officer